Exhibit 10.27

THIRD OMNIBUS AMENDMENT

Third Amendment to

Second Amended and Restated Receivables Sale Agreement

and

Fourth Amendment to

Second Amended and Restated Credit and Security Agreement

This THIRD OMNIBUS AMENDMENT (this “Amendment”) is entered into as of July 14, 2009 by and among:

(1) ROCK-TENN COMPANY, a Georgia corporation (“Parent”),

(2) ROCK-TENN COMPANY OF TEXAS, a Georgia corporation, ROCK-TENN CONVERTING COMPANY, a Georgia corporation, ROCK-TENN MILL COMPANY, LLC, a Georgia limited liability company, PCPC, INC., a California corporation, WALDORF CORPORATION, a Delaware corporation, and SOUTHERN CONTAINER CORP., a Delaware corporation (the foregoing, collectively, the “Originators”),

(3) ROCK-TENN FINANCIAL, INC., a Delaware corporation (“Buyer” or “Borrower”),

(4) ROCK-TENN CONVERTING COMPANY, a Georgia corporation, as initial servicer (together with Borrower, the “Loan Parties”),

(5) NIEUW AMSTERDAM RECEIVABLES CORPORATION, a Delaware corporation (“Nieuw Amsterdam”), and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Liquidity Bank to Nieuw Amsterdam and as Nieuw Amsterdam Agent (the foregoing, collectively, the “Nieuw Amsterdam Parties”), and

(6) COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Liquidity Bank, Nieuw Amsterdam Agent , and as Administrative Agent (the “Administrative Agent”),

with respect to (a) that certain Second Amended and Restated Receivables Sale Agreement, dated as of September 2, 2008, by and among Parent, the Originators and Borrower (as heretofore amended, the “Existing RSA” which, as amended hereby, is hereinafter referred to as the “RSA”) and (b) that certain Second Amended and Restated Credit and Security Agreement, dated as of September 2, 2008, by and among the Loan Parties, the Nieuw Amsterdam Parties and the Administrative Agent (as heretofore amended, the “Existing CSA” which, as amended hereby, is hereinafter referred to as the “CSA”). The Existing RSA and Existing CSA are hereinafter referred to as the “Existing Agreements”)

Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing RSA or Existing CSA, as applicable.

WITNESSETH:

WHEREAS, the parties hereto desire to amend certain provisions of the Existing Agreements.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendments.

1.1 Amendments to Existing RSA. Subject to the terms and conditions hereinafter set forth:

1.1.1. Section 4.2.(a)(i) of the Existing RSA is hereby amended to delete “forty-five (45) days’ prior written notice” where it appears and to substitute in lieu thereof “ten (10) Business Days’ prior written notice”.

1.1.2. The definition of “Excluded Receivable” in the Existing RSA is hereby amended and restated in its entirety to read as follows:

“Excluded Receivable” has the meaning specified in the Credit and Security Agreement.

1.2 Amendments to Existing CSA. Subject to the terms and conditions hereinafter set forth:

1.2.1. Section 11.1(a) of the Existing CSA is hereby amended and restated in its entirety to read as follows:

(a) Each member of the Nieuw Amsterdam Group hereby irrevocably designates and appoints Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch as Nieuw Amsterdam Agent hereunder and under the other Transaction Documents to which the Nieuw Amsterdam Agent is a party and authorizes the Nieuw Amsterdam to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Nieuw Amsterdam Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each member of any other Conduit Group that becomes a party to this Agreement after the date hereof shall designate and appoint an agent and authorize such agent to take such action on its behalf under the provision of the Transaction Documents, and to exercise such powers and perform such duties as are expressly delegated to such agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Each of the Lenders and the Co-Agent hereby irrevocably designates and appoints Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch as Administrative Agent hereunder and under the Transaction Documents to which the Administrative Agent is a party, and each Lender and Co-Agent that becomes a party to this Agreement hereafter ratifies such designation and appointment and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, none of the Agents shall have any duties or responsibilities, except those expressly set forth in the Transaction Documents to which it is a party, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Agent shall be read into any Transaction Document or otherwise exist against such Agent. In addition, the Administrative Agent is hereby authorized by each Lender and Co-Agent to consent to any amendments or restatements to the Certificate of Incorporation of Borrower to the extent such amendments or restatements are not prohibited by Section 7.1(i)(xxix).

1.2.2. All references in the Existing CSA to “SunTrust Bank,” “SunTrust,” “SunTrust Robinson-Humphrey, Inc.,” “STRH,” “Three Pillars Funding LLC,” “TPF,” “TPF Agent,” “TPF Agent’s Account,” “TPF Group,” “TPF Liquidity Agreement,” and “TPF Liquidity Bank(s)” and any definitions of such terms are hereby deleted.

1.2.3. Section 1.5 of the Existing CSA is hereby amended to delete the sentence, “Upon notice to Borrower, a Co-Agent may debit the Facility Account for all amounts due and payable to it hereunder.”

1.2.4. Section 7.2.(a)(i) of the Existing CSA is hereby amended to delete “forty-five (45) days’ prior written notice” where it appears and to substitute in lieu thereof “ten (10) Business Days’ prior written notice”.

1.2.5. Section 9.1(h) of the Existing CSA is hereby amended and restated in its entirety to read as follows:

(h) As at the end of any Calculation Period:

(i) the three-month rolling average Delinquency Ratio excluding Receivables owing from Proctor and Gamble and its Affiliates shall exceed 5.75%,

(ii) the three-month rolling average Delinquency Ratio including Receivables owing from Proctor and Gamble and its Affiliates shall exceed 6.75%,

(ii) the three-month rolling average Default Ratio shall exceed 3.25%,

(iii) the three-month rolling average Dilution Ratio shall exceed 4.50%, or

(iv) Days Sales Outstanding shall exceed 45 days.

1.2.6. Section 14.13 of the Existing CSA is hereby amended and restated in its entirety to read as follows:

14.13. Release of Certain Defaulted Receivables. From time to time upon not less than 15 days’ prior written notice to the Agents, the Borrower or the Servicer may identify an Obligor which is a debtor in a proceeding under the federal Bankruptcy Code whose Receivables will be (a) distributed as a dividend to the Borrower’s parent, or (b) sold for fair market value to the Servicer or the applicable Originator; provided that (i) the aggregate Outstanding Balance of all Receivables distributed or sold in any one period beginning June 1 and ending on May 31 of the following year may not exceed 2.5% of the average aggregate Outstanding Balance of all Receivables during 12 months ended immediately prior to such period, and (ii) no Unmatured Amortization Event or Amortization Event exists and is continuing as of the date of distribution or sale, each of the Agents and the Lenders agrees that any distribution or sale made in accordance with this Section 14.13 shall be made free and clear of their security interests therein and liens thereon.

1.2.7. The definitions of the following defined terms in the Existing CSA are hereby amended and restated in their entirety to read as follows:

“Aggregate Commitment” means, on any date of determination, the aggregate amount of the Liquidity Banks’ Commitments to make Loans hereunder. As of July 14, 2009, the Aggregate Commitment is $100,000,000.

“Applicable Percentage” means the percentage specified in the definition of “Facility Fee” in the Fee Letter.

“Dilution Reserve” means, for any Calculation Period, the product (expressed as a percentage) of:

(a) the sum of (i) 2.25 times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, plus (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, times

(b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.

“Excluded Receivable” means all indebtedness and other obligations (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by an Originator after May 31, 2009 to any of Mississippi River Corp., Triad Packaging Inc. of Tennessee, The Newark Group Inc., G H S Enterprises Inc., Southern Converters Inc., Marcom Services Inc., Caraustar Industries Inc., Color Spectrum Network, Dusobox Corp., Technology Container Corp., Smurfit-Stone Container Corporation or Smurfit-Stone Container Enterprises, Inc. (each of the foregoing, an “Excluded Obligor”); provided, however, that upon written approval by the Administrative Agent in its sole discretion of a request to delete Caraustar Industries Inc. as an Excluded

Obligor, all indebtedness and other obligations (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by such Originator to Caraustar Industries Inc. on or after the first day of the upcoming month shall no longer constitute “Excluded Receivables.”

“Facility Termination Date” means (a) for Nieuw Amsterdam, the earliest of (i) the Liquidity Termination Date, (ii) the Amortization Date, and (iii) July 13, 2012, and (b) for Rabobank, the earlier of (i) the Amortization Date, and (ii) July 13, 2012.

“Fee Letter” means that certain Fee Letter dated as of July 14, 2009 among Parent, Borrower, Nieuw Amsterdam and the Agents, as it may be amended or modified and in effect from time to time.

“Liquidity Termination Date” means, as to Nieuw Amsterdam, except as otherwise set forth in this Agreement, the earlier to occur of the following:

(a) the date on which the Liquidity Agreement between Nieuw Amsterdam and Rabobank terminates; or

(b) the date on which a Downgrading Event with respect to a Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (i) the Downgraded Liquidity Bank shall not have been replaced by an Eligible Assignee pursuant to the applicable Liquidity Agreement, or (ii) the Liquidity Commitment of such Downgraded Liquidity Bank shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper.

“Loss Reserve” means, for any Calculation Period, the product (expressed as a percentage) of (a) 2.25, times (b) the highest three-month rolling average Default Ratio during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

“Percentage” means one hundred (100%) with respect to the Nieuw Amsterdam Group.

1.2.8. Schedule A to the Existing CSA is hereby amended and restated in its entirety to read as set forth in Schedule A hereto.

2. Representations.

2.1. Each Originator represents and warrants to Parent, Buyer and Buyer’s assigns that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. Each Originator further represents and warrants to Parent, Buyer and Buyer’s assigns that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Article II of the Existing RSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

2.3. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.4. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute an Amortization Event or Unmatured Amortization Event.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:

(a) Three Pillars Funding LLC shall have assigned all of its right, title and interest in, to and under the Existing CSA to Nieuw Amsterdam,

(b) SunTrust Bank and SunTrust Robinson Humphrey, Inc.(“STRH”) shall have assigned all of their right, title and interest in, to and under the Existing CSA to Rabobank,

(c) the Administrative Agent shall have received a counterpart hereof duly executed by each of the parties hereto and acknowledged by the Performance Guarantor in the space provided on the last signature page,

(d) the Administrative Agent shall have received amendments to or replacements for each of the Collection Account Agreements, replacing STRH with Rabobank as the Administrative Agent party thereto, duly executed by all relevant parties,

(e) the Administrative Agent shall have received a counterpart of the Fee Letter duly executed by each of the parties thereto, together with payment of any fees due thereunder,

(f) the Administrative Agent’s counsel shall have received payment for its reasonable fees and disbursements in connection with the Transaction Documents,

(g) the Administrative Agent shall have received a certificate of the Borrower’s secretary or assistant secretary certifying that there have been no changes to its certificate of incorporation, by-laws or resolutions pertaining to the Transaction Documents since the last such certificate it delivered, and certifying as to the names, titles and specimen signatures of its officers authorized to execute this Amendment, and

(h) the Rating Agency Condition shall have been satisfied with respect to Nieuw Amsterdam.

Upon effectiveness hereof, the Administrative Agent’s counsel shall be authorized and directed to file UCC-3 amendments to all financing statements previously filed in favor of STRH (as the former Administrative Agent) assigning them of record to Rabobank as the successor Administrative Agent.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Existing Agreements shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the RSA, the CSA, the Performance Undertaking and each of the other Transaction Documents (as defined in each of the RSA and CSA) to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

4.3. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT:

4.3.1. IT IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND IT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN FULTON COUNTY, GEORGIA.

4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ROCK-TENN COMPANY,
AS PARENT

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

ROCK-TENN COMPANY OF TEXAS,
AS ORIGINATOR

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

ROCK-TENN CONVERTING COMPANY,
AS ORIGINATOR AND AS SERVICER

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

ROCK-TENN MILL COMPANY, LLC,
AS ORIGINATOR

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

PCPC, INC.,
AS ORIGINATOR

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

WALDORF CORPORATION,
AS ORIGINATOR

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

SOUTHERN CONTAINER CORP.,
AS ORIGINATOR

By:	/s/ John Stakel
	Name:	John D. Stakel
	Title:	Vice President - Treasurer

ROCK-TENN FINANCIAL, INC.,
AS BUYER AND AS BORROWER

By:	/s/ Chadwick T. Payne
	Name:	Chadwick T. Payne
	Title:	Treasurer

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, INDIVIDUALLY AS A LIQUIDITY BANK, AS NIEUW AMSTERDAM AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Stephen G. Adams
Name:	Stephen G. Adams
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

SCHEDULE A

COMMITMENTS OF LIQUIDITY BANKS

NIEUW AMSTERDAM LIQUIDITY BANKS	COMMITMENT
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., New York Branch	$100,000,000